                            COHEN & KAMENY CPA'S PLLC
                       3530 Henry Hudson Parkway, Suite B
                            Riverdale, New York 10463


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use in the Form 10 Registration Statement of our report as of March 31, 2000, dated April 7, 2000, relating to the financial statements of Parade Holdings, Inc. that appear in such Form 10.


                            Cohen & Kameny CPA'S PLLC
                              Certified Public Accountants


Riverdale, New York
April 12, 2000